EXHIBIT 10.7

Agreement

Conducted and Signed on the 26th of October, 2014

Between:

T.A.B. Anti-Bacterial Textiles Ltd.

PC 514997741

Of 19 Hagaaton st. , Naharia

(Hereinafter: "The Company")

The one party;

And:

Mr. Joshua Hershcovich

i.d. 052607298

of 7 Haoren st., Naharia

(Hereinafter: "The Director")

(Hereinafter: "the shareholder"

The other party;

Given	that the company is interested in raising capital from the public;

And given	that in order to do so the company intends to submit a prospectus for raising the capital as stated;

And given	that the parties are interested to put to order their rights and duties in this agreement;

Therefore it has been hereby agreed as follows:

The shareholder will not offer his shares in the company for resale to the public, until a time when the company has completed to raise a sum equal to 1.35m $US, that are 45% of the sum that the company seeks to raise according to the prospectus which the company intends to submit (3m $US).

And as proof the parties have signed:

/s/ Meir Elishkov	/s/ Joshua Hershcovich

The Company (by Mr Meir Elishkov.)	Joshua Hershcovich